                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in this Registration Statement on Form S-4 of our report dated February 29, 2000 relating to the financial statements of Star Cable Associates, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Pittsburgh, PA
April 12, 2000